                                                                    EXHIBIT 99.1

                                PEOPLESOFT, INC.
        Q3' 03 RECONCILIATION OF NON-GAAP TO GAAP FINANCIAL MEASURES (A)
                        ($ in millions, other than EPS)

                                      REVENUE                                             EXPENSES & COSTS
                   ------------------------------------------  --------------------------------------------------------------------
                                     PROF.    TOTAL    TOTAL
                    LIC    MAINT.  SERVICES  SERVICE  REVENUE    COL       COS        S&M      DEV       G&A   RESTRUCTURING  Total
                    ---    ------  --------  -------  -------    ---       ---        ---      ---       ---   -------------  -----



GAAP RESULTS       $160.5  $234.6  $ 229.0   $463.6   $ 624.1  $(21.9)  $ (230.2)  $(168.6)  $(127.7)  $ (61.9)   $(23.3)   $(633.6)

                LICENSE AND SERVICE GROSS MARGIN PERCENTAGES:      86%        50%


DEFERRED MAINT             $ 50.9            $ 50.9   $  50.9


 S/W AMORT                                                     $   8.7                                                      $   8.7
 INTANGIBLE AMORT                                                       $   10.9    $  2.8   $   2.3                        $  16.0
                                                                                                                            -------


  TOTAL                                                                                                                     $  24.7
                                                                                                                            -------



 IP R&D                                                                                                           $ 14.5    $  14.5

 RESTRUCTURING                                                                                                    $  8.8    $   8.8

                   ------  ------  -------   ------   -------  ------   --------   -------   -------   -------    ------    -------



PRO FORMA RESULTS  $160.5  $285.5  $ 229.0   $514.5   $ 675.0  $ (13.2) $ (219.3)  $(165.8)  $(125.4)  $ (61.9)   $   --    $(585.6)
                   ======  ======  =======   ======   =======  =======  ========   =======   =======   =======    ======    =======



    PRO FORMA LICENSE AND SERVICE GROSS MARGIN PERCENTAGES:         92%       57%


ORACLE COSTS                                                                       $   2.6             $  15.3              $  17.9


                   ------  ------  -------   ------   -------  ------   --------   -------   -------   -------    ------    -------

RESULTS EXCL
 ORACLE COSTS      $160.5 $ 285.5  $ 229.0   $514.5   $ 675.0  $ (13.2)  $(219.3)  $(163.2)  $(125.4)  $ (46.6)   $   --    $(567.7)
                   ======  ======  =======   ======   =======  =======  ========   =======   =======   =======    ======    =======



                            [TABLE CONTINUES BELOW]


                                                               NET
                     OPER    OPER   OTHER   INCOME            INCOME   MINORITY   NET     Shares
                    INCOME  MARGIN   INC.  B/F TAX   TAXES    B/F MI   INTEREST   INC     (000)       EPS
                    ------  ------   ----  -------   -----    ------   --------   ---     ----        ---

GAAP RESULTS       $ (9.5)   -1.5%  $ 7.6  $ (1.9)  $ (4.2)   $ (6.1)  $ (1.2)  $ (7.3)  357,289   $ (0.02)




DEFERRED MAINT     $ 50.9                  $ 50.9   $(17.6)   $ 33.3            $ 33.3             $  0.09


 S/W AMORT         $  8.7                  $  8.7   $ (3.0)   $  5.7            $  5.7             $  0.01
 INTANGIBLE AMORT  $ 16.0                  $ 16.0   $ (5.5)   $ 10.5            $ 10.5             $  0.03
                   ------                  ------   ------    ------            ------             -------


  TOTAL            $ 24.7                  $ 24.7   $ (8.5)   $ 16.2            $ 16.2             $  0.04
                   ------                  ------   ------    ------            ------             -------


 IP R&D            $ 14.5                  $ 14.5   $   --    $ 14.5            $ 14.5             $  0.04

 RESTRUCTURING     $  8.8                  $  8.8   $ (3.3)   $  5.5            $  5.5             $  0.02

                   ------    ----   -----  ------   ------    ------   ------   ------             -------



PRO FORMA RESULTS  $ 89.4    13.2%  $ 7.6  $ 97.0   $(33.6)   $ 63.4   $ (1.2)  $ 62.2   361,900   $  0.17
                   ======    ====   =====  ======   ======    ======   ======   ======             =======






ORACLE COSTS       $ 17.9                  $ 17.9   $ (6.2)  $  11.7            $ 11.7             $  0.03


                   ------    ----   -----  ------   ------    ------   ------   ------             -------
RESULTS EXCL
 ORACLE COSTS      $107.3    15.9%  $ 7.6  $114.9   $(39.8)  $  75.1   $ (1.2)  $ 73.9   361,900   $  0.20
                   ======    ====   =====  ======   ======   =======   ======   ======             =======




(A) GAAP REPRESENTS ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

For a complete set of PeopleSoft's financial statements, see PeopleSoft's website located at www.peoplesoft.com

NON-GAAP FINANCIAL MEASURES

PeopleSoft has used non-GAAP pro forma financial measures, excluding adjustments related to purchase accounting and restructuring costs, in analyzing financial results because they provide meaningful information regarding the Company's operational performance and facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results.

PeopleSoft believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency. Wherever non-GAAP financial measures have been included in these materials, the Company has reconciled them in the table above to their GAAP counterparts.

Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.